Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396



February 16, 2001


RABAR MARKET RESEARCH, INC.
10 Bank Street
Suite 830
White Plains, NY 10606

Attn: Paul Rabar

Re: Smith Barney Principal Plus Futures Fund L.P.

Dear Paul,

     Please liquidate all of your positions in the above referenced fund in an orderly fashion beginning immediately. This will effectively terminate your management agreement with the fund.

          If you have any  questions,  please call  myself or Jennifer  Magro at
(212)723-5424.

Very Truly Yours,

SMITH BARNEY FUTURES MANAGEMETN LLC



Daniel A. Dantuono
Chief Financial Officer